[SHIP LOGO] The Vanguard Group(R)

VANGUARD(R) FUNDS

SUPPLEMENT TO THE PROSPECTUS


IMPORTANT INFORMATION ABOUT FUND FEES
Effective immediately, Vanguard has eliminated the following annual fees charged by Vanguard Funds:

o The $10 custodial fee on IRA accounts (including SEP-IRAs) with a balance of less than $5,000 in the fund account.
o The $10 custodial fee on Education Savings Accounts with a balance of less than $5,000 in the fund account.
o The $10 maintenance fee on index fund accounts with a balance of less than $10,000 in the fund account.
o The $10 low-balance fee on all nonretirement accounts with a balance of less than $2,500 in the fund account.

Vanguard has replaced these four fees with a single annual account service fee of $20. Vanguard will deduct this fee from each fund account that has a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement accounts. It will be assessed on accounts in all Vanguard funds, regardless of a fund's minimum investment amount.

The account service fee will be deducted from a fund account once in each calendar year and will be paid into the fund's assets. The fee will be assessed by redeeming fund shares in the amount of $20.

EXEMPTION FROM ACCOUNT SERVICE FEE

If you register on Vanguard.com(R) and elect electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee will not be charged for any balance below $10,000.

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OTHER INSTANCES IN WHICH THE FEE DOES NOT APPLY

In addition, the account service fee does not apply to the following accounts:

o    Money market sweep accounts held through Vanguard Brokerage Services(R).
o    Accounts held through intermediaries.
o Accounts registered under your Taxpayer Identification Number (Social Security Number) that hold aggregate Vanguard mutual fund assets greater than $100,000 (including IRAs, employer-sponsored retirement plans, annuities, and non-IRA accounts).
o Participant accounts in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services department, which are subject to various fee structures; please consult your account registration paperwork for the rules that apply to your account).
o    Section 529 college savings plans.

Existing purchase fees and redemption fees charged by Vanguard funds are not changed.


(R)2007 The Vanguard Group, Inc. All rights reserved.               PSASF 042007
Vanguard Marketing Corporation, Distributor.